Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 7, 2001, relating to the financial statements and financial highlights which appears in the March 31, 2001 Annual Report to Shareholders of the Nomura Pacific Basin Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, New York
July 25, 2001